FOURTH AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Fourth Amendment") is entered into as of March 12, 2002 by and among The Right Start, Inc., a California corporation ("Parent"), Toy Soldier, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Toy Soldier" and, jointly, severally, and jointly and severally with Parent, "Borrowers"), and Wells Fargo Retail Finance, LLC (the "Lender").

                                    RECITALS

     Parent and the Lender are parties to a Loan and Security Agreement dated as of January 23, 2001, as amended by (i) the First Amendment to Loan and Security Agreement dated as of September 5, 2001 by and between Parent and the Lender,
(ii) the Second Amendment to Loan and Security Agreement dated as of December 14, 2001 by and between Parent and the Lender, and (iii) the Third Amendment to Loan and Security Agreement dated as of January 6, 2002 by and among Borrowers and the Lender (as so amended, further amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lender has agreed to make certain revolving credit advances and other financial accommodations to Parent.

     Borrowers have requested certain amendments to the Loan Agreement, including an increase in the Credit Limit, and that the Lender granter certain waivers thereunder. The Lender is willing to amend the Loan Agreement and grant such waivers on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows.

1. Amendments to the Loan Agreement.


     (a) Section 1-8 of the Loan Agreement is hereby amended by deleting subsection (a) of such Section in its entirety and inserting in lieu thereof the following:

                                    "(a) The unpaid principal balance of the
                  Loan Account up to $17,500,000 shall bear interest, until repaid (calculated based upon a 360-day and actual days elapsed) at a rate of interest equal to the sum of the Base plus 0.75% per annum. Any unpaid principal balance of the Loan Account in excess of $17,500,000 shall bear interest, until repaid (calculated based upon a 360-day and actual days elapsed) at a rate of interest equal to the sum of the Base plus 1.00% per annum. in no event shall any rate of interest payable hereunder be less than 8% per annum or in excess of the maximum rate permitted by applicable law."

     (b)  Section 5-25 of the Loan  Agreement is hereby amended by deleting such
          Section in its entirety and inserting in lieu thereof the following:

     "5-25. Minimum Excess Availability. As of any date of determination during the period commencing March 1, 2002 and ending April 15, 2002, Borrower shall not allow Excess Availability to be less than $2,000,000.

     (c)  Exhibit 3 of the Loan Agreement is hereby amended

        (i) first, by deleting the second sentence of the definition of "Acceptable Inventory";

        (ii) and, second, by deleting the definition of "Credit Limit" and inserting in lieu thereof the following definition:

     ""Credit Limit": $17,500,000; provided, that during the period commencing March 1, 2002 and ending April 15, 2002, the Credit Limit shall be $24,000,000."

2. Conditions Precedent to Fourth Amendment. The satisfaction of each of the following, unless waived or deferred by the Lender, in its sole discretion, shall constitute conditions precedent to the effectiveness of this Fourth Amendment and each and every provision hereof:

     (a) The Lender shall have received each of the following documents, each such document in form and substance reasonably satisfactory to the Lender, duly executed and in full force and effect:

       (i) this Fourth Amendment, fully executed by each of the parties hereto;

       (ii) such other instruments, certificates or documents as the Lender shall reasonably request, each of which shall be in form and substance satisfactory to the Lender, for the purpose of implementing or effectuating the provisions of the Loan Agreement and the other Loan Documents, each as amended hereby; and

       (iii) an opinion of legal counsel to Borrowers in form and substance reasonably satisfactory to the Lender.

     (b) The representations and warranties in this Fourth Amendment, the Loan Agreement as amended hereby and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (c) Except as expressly waived hereby, no Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions

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

contemplated herein shall have been issued and remain in force by any court or other governmental authority against either Borrower or the Lender;

     (e) The Lender shall have received a fourth amendment fee of $50,000 from the Borrowers; and

     (f) The Lender shall have received payment in full of its out-of pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this Fourth Amendment.

3. Waiver. The Lender hereby waives the Event of Default arising under Section 10-7A of the Loan Agreement solely to the extent arising from the failure of ZB Company, Inc. to comply with the Effective Advance Rate covenant for the calendar months of January and February 2002 under Section 7.21 of the ZB Loan Agreement.

4. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that (a) the execution, delivery, and performance of this Fourth Amendment and the Loan Agreement are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b) this Fourth Amendment and the Loan Agreement constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms; (c) this Fourth Amendment has been duly executed and delivered by such Borrower; (d) the Borrowers are in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, as previously amended and as amended hereby, on their part to be observed or performed on or prior to the date hereof; and (e) except as expressly waived hereby, no Event of Default has occurred and is continuing.

5. Reaffirmation. Each Borrower further reaffirms all of its obligations, as amended hereby, under the Loan Agreement, as amended hereby, and the other Loan Documents.

6. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Fourth Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender under the Loan Agreement, as in effect prior to the date hereof.

7. Further Assurances. The Borrowers shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to the Lender, and take all actions as the Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral held by the Lender and to fully consummate the transactions contemplated under this Fourth Amendment and the Loan Agreement, as amended hereby.

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

8. No Novation; Entire Agreement. This Fourth Amendment evidences solely the amendment of the terms and provisions of the Borrower's obligations under the Loan Agreement and is not a novation or discharge thereof. There are no other understandings, express or implied, between the Lender and the Borrowers regarding the subject matter hereof.

9. Choice of Law. The validity of this Fourth Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts without giving effect to conflicts of laws principals.

10. Counterparts; Telefacsimile Execution. This Fourth Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Fourth Amendment by telefacsimile shall be as effective as delivery of a manually executed counterpart of this Fourth Amendment. Any party delivering an executed counterpart of this Fourth Amendment by telefacsimile also shall deliver a manually executed counterpart of this Fourth Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Fourth Amendment.

11. Definitions and Construction.

     (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended hereby.

     (b) This Fourth Amendment is a Loan Document. This Fourth Amendment and the Loan Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Fourth Amendment shall supersede and control the terms, provisions and conditions of the Loan Agreement. Upon and after the effectiveness of this Fourth Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

     (c) Except to the extent expressly amended hereby, the Loan Agreement and all other Loan Documents shall be unaffected hereby and shall continue in full force and effect and are hereby in all respects ratified and confirmed, and the Loan Agreement and other Loan Documents, as amended hereby, constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Lender.

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


         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Loan and Security Agreement to be executed as of the date first above written.

                                  BORROWERS:

                                  THE RIGHT START, INC.


                                  By:/s/ Raymond P. Springer
                                  Raymond P. Springer
                                  Executive Vice President



                                  TOY SOLDIER, INC.


                                  By:/s/ Raymond P. Springer
                                  Raymond P. Springer
                                  Executive Vice President



                                  LENDER:

                                  WELLS FARGO RETAIL FINANCE, LLC, as Lender


                                  By:/s/ Joseph Becker
                                  Joseph Becker,
                                  Senior Vice President